UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 16, 2016

COMM 2016-DC2 Mortgage Trust
(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

German American Capital Corporation
KeyBank National Association
Jefferies LoanCore LLC
(Exact names of sponsors as specified in their charters)

Delaware	333-206705-02	04-3310019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:	(212) 250-2500

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On or about March 16, 2016, a series of commercial mortgage pass-through certificates, entitled COMM 2016-DC2 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-DC2 (the “Certificates”), is expected to be issued by COMM 2016-DC2 Mortgage Trust, a New York common law trust (the “Issuing Entity”), pursuant to the Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of March 1, 2016 (the “Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5, Class X-A, Class A-M, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-B, Class X-C, Class X-D, Class X-E, Class X-F, Class D, Class E, Class F, Class G, Class H, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”). Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about March 16, 2016 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be 64 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 91 commercial, multifamily and manufactured housing community properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from German American Capital Corporation(“GACC”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated March 3, 2016, between the Registrant and GACC; certain of the Mortgage Loans are expected to be acquired by the Registrant from KeyBank National Association (“KeyBank”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated March 3, 2016, between the Registrant and KeyBank; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Jefferies LoanCore LLC (“JLC”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated March 3, 2016, between the Registrant and JLC.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Deutsche Bank Securities Inc. (“DBSI”), KeyBanc Capital Markets Inc. (“KCM”), Jefferies LLC (“Jefferies”) and Academy Securities, Inc. (“Academy”) pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of March 3, 2016, between the Registrant, GACC and DBSI, KCM, Jefferies and Academy, as underwriters, and (ii) the sale of the Privately Offered Certificates by the Registrant to DBSI and Wells Fargo Securities, LLC (“WFS”) pursuant to the Certificate Purchase Agreement, dated as of March 3, 2016, between the Registrant, GACC and DBSI and WFS, as initial purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933.

KeyBank will act as primary servicer with respect to the twenty-eight (28) Mortgage Loans that KeyBank will be transferring to the Issuing Entity pursuant to that certain Primary Servicing Agreement, attached hereto as Exhibit 99.4 and dated as of March 1, 2016, between Wells Fargo Bank, National Association and KeyBank.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated March 4, 2016, as filed with the Securities and Exchange Commission. In connection with the Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated March 4, 2016.

Item 1.01. Entry into a Material Definitive Agreement.

Each of the Mortgage Loans identified as “Promenade Gateway” and “Santa Monica Multifamily Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Promenade Gateway Mortgage Loan” and “Santa Monica Multifamily Portfolio Mortgage Loan”, respectively), is an asset of the Issuing Entity.

The Promenade Gateway Mortgage Loan is part of a whole loan (the “Promenade Gateway Whole Loan”) that includes the Promenade Gateway Mortgage Loan and one (1) other pari passu companion loan, which is not an asset of the Issuing Entity. The Promenade Gateway Whole Loan, including the Promenade Gateway Mortgage Loan, is currently being serviced and administered under the pooling and servicing agreement, dated as of February 1, 2016 (the “COMM 2016-CCRE28 Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian. The COMM 2016-CCRE28 Pooling and Servicing Agreement is attached hereto as Exhibit 99.5.

The Santa Monica Multifamily Portfolio Mortgage Loan is part of a whole loan (the “Santa Monica Multifamily Portfolio Whole Loan”) that includes the Santa Monica Multifamily Portfolio Mortgage Loan and one (1) other pari passu companion loan, which is not an asset of the Issuing Entity. The Santa Monica Multifamily Portfolio Whole Loan, including the Santa Monica Multifamily Portfolio Mortgage Loan, is currently being serviced and administered under the COMM 2016-CCRE28 Pooling and Servicing Agreement.

The initial holders of the promissory notes evidencing the Promenade Gateway Whole Loan (the “Promenade Gateway Noteholders”) have entered into a co-lender agreement, dated as of December 4, 2015 (the “Promenade Gateway Co-lender Agreement”), between the Promenade Gateway Noteholders, that sets forth the respective right of each Promenade Gateway Noteholder. The Promenade Gateway Co-lender Agreement is attached hereto as Exhibit 99.6.

The initial holders of the promissory notes evidencing the Santa Monica Multifamily Portfolio Whole Loan (the “Santa Monica Multifamily Portfolio Noteholders”) have entered into a co-lender agreement, dated as of February 10, 2016 (the “Santa Monica Multifamily Portfolio Co-lender Agreement”), between the Santa Monica Multifamily Portfolio Noteholders, that sets forth the respective right of each Santa Monica Multifamily Portfolio Noteholder. The Santa Monica Multifamily Portfolio Co-lender Agreement is attached hereto as Exhibit 99.7.

The Mortgage Loan identified as “Sun MHC Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Sun MHC Portfolio Mortgage Loan”) is part of a whole loan (the “Sun MHC Portfolio Whole Loan”) that includes the Sun MHC Portfolio Mortgage Loan and one (1) other pari passu companion loan, which is not an asset of the Issuing Entity. The initial holders of the promissory notes evidencing the Sun MHC Portfolio Whole Loan (the “Sun MHC Portfolio Noteholders”) have entered into a co-lender agreement, dated as of March 16, 2016 (the “Sun MHC Portfolio Co-lender Agreement”), between the Sun MHC Portfolio Noteholders, that sets forth the respective right of each Sun MHC Portfolio Noteholder. The Sun MHC Portfolio Co-lender Agreement is attached hereto as Exhibit 99.8.

The Mortgage Loan identified as “Williamsburg Premium Outlets” on Exhibit B to the Pooling and Servicing Agreement (the “Williamsburg Premium Outlets Mortgage Loan”) is part of a whole loan (the “Williamsburg Premium Outlets Whole Loan”) that includes the Williamsburg Premium Outlets Mortgage Loan and four (4) other pari passu companion loans, which are not assets of the Issuing Entity. The initial holders of the promissory notes evidencing the Williamsburg Premium Outlets Whole Loan (the “Williamsburg Premium Outlets Noteholders”) have entered into a co-lender agreement, dated as of March 16, 2016 (the “Williamsburg Premium Outlets Co-lender Agreement”), between the Williamsburg Premium Outlets Noteholders, that sets forth the respective right of each Williamsburg Premium Outlets Noteholder. The Williamsburg Premium Outlets Co-lender Agreement is attached hereto as Exhibit 99.9.

The Mortgage Loan identified as “Intercontinental Kansas City Hotel” on Exhibit B to the Pooling and Servicing Agreement (the “Intercontinental Kansas City Hotel Mortgage Loan”) is part of a whole loan (the “Intercontinental Kansas City Hotel Whole Loan”) that includes the Intercontinental Kansas City Hotel Mortgage Loan and one (1) other pari passu companion loan, which is not an asset of the Issuing Entity. The initial holders of the promissory notes evidencing the Intercontinental Kansas City Hotel Whole Loan (the “Intercontinental Kansas City Hotel Noteholders”) have entered into a co-lender agreement, dated as of March 16, 2016 (the “Intercontinental Kansas City Hotel Co-lender Agreement”), between the Intercontinental Kansas City Hotel Noteholders, that sets forth the respective right of each Intercontinental Kansas City Hotel Noteholder. The Intercontinental Kansas City Hotel Co-lender Agreement is attached hereto as Exhibit 99.10.

The Mortgage Loan identified as “Columbus Park Crossing” on Exhibit B to the Pooling and Servicing Agreement (the “Columbus Park Crossing Mortgage Loan”) is part of a whole loan (the “Columbus Park Crossing Whole Loan”) that includes the Columbus Park Crossing Mortgage Loan and one (1) other pari passu companion loan, which is not an asset of the Issuing Entity. The initial holders of the promissory notes evidencing the Columbus Park Crossing Whole Loan (the “Columbus Park Crossing Noteholders”) have entered into a co-lender agreement, dated as of March 16, 2016 (the “Columbus Park Crossing Co-lender Agreement”), between the Columbus Park Crossing Noteholders, that sets forth the respective right of each Columbus Park Crossing Noteholder. The Columbus Park Crossing Co-lender Agreement is attached hereto as Exhibit 99.11.

The Mortgage Loan identified as “Birch Run Premium Outlets” on Exhibit B to the Pooling and Servicing Agreement (the “Birch Run Premium Outlets Mortgage Loan”) is part of a whole loan (the “Birch Run Premium Outlets Whole Loan”) that includes the Birch Run Premium Outlets Mortgage Loan and four (4) other pari passu companion loans, which are not assets of the Issuing Entity. The initial holders of the promissory notes evidencing the Birch Run Premium Outlets Whole Loan (the “Birch Run Premium Outlets Noteholders”) have entered into a co-lender agreement, dated as of March 16, 2016 (the “Birch Run Premium Outlets Co-lender Agreement”), between the Birch Run Premium Outlets Noteholders, that sets forth the respective right of each Birch Run Premium Outlets Noteholder. The Birch Run Premium Outlets Co-lender Agreement is attached hereto as Exhibit 99.12.

As disclosed in the Prospectus to be filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on March 16, 2016 (the “Prospectus”), (i) the terms and conditions of the COMM 2016-CCRE28 Pooling and Servicing Agreement applicable to the servicing of the Promenade Gateway Mortgage Loan and the Santa Monica Multifamily Portfolio Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the Prospectus, applicable to the servicing of the Mortgage Loans (other than the Promenade Gateway Mortgage Loan and the Santa Monica Multifamily Portfolio Mortgage Loan).

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

1.1	Underwriting Agreement, dated as of March 3, 2016, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., KeyBanc Capital Markets Inc., Jefferies LLC and Academy Securities, Inc.
4.1	Pooling and Servicing Agreement, dated as of March 1, 2016, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

36.1	Depositor's Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated March 4, 2016, which such certification is dated March 4, 2016

99.1	Mortgage Loan Purchase Agreement, dated and effective March 3, 2016, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
99.2	Mortgage Loan Purchase Agreement, dated and effective March 3, 2016, between Deutsche Mortgage & Asset Receiving Corporation and KeyBank National Association.
99.3	Mortgage Loan Purchase Agreement, dated and effective March 3, 2016, between Deutsche Mortgage & Asset Receiving Corporation and Jefferies LoanCore LLC.
99.4	Primary Servicing Agreement, dated as of March 1, 2016, between Wells Fargo Bank, National Association and KeyBank National Association.
99.5	Pooling and Servicing Agreement, dated as of February 1, 2016, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
99.6	Co-lender Agreement, dated as of December 4, 2015, between Jefferies LoanCore LLC, as the initial note A-1 holder, and Jefferies LoanCore LLC, as the initial note A-2 holder.
99.7	Co-lender Agreement, dated as of February 10, 2016, between German American Capital Corporation, as the initial note A-1 holder, and German American Capital Corporation, as the initial note A-2 holder.
99.8	Co-lender Agreement, dated as of March 16, 2016, between German American Capital Corporation, as the initial note A-1 holder, and German American Capital Corporation, as the initial note A-2 holder.

99.9	Co-lender Agreement, dated as of March 16, 2016, between German American Capital Corporation, as the initial note A-1 holder, German American Capital Corporation, as the initial note A-2 holder, German American Capital Corporation, as the initial note A-3 holder, German American Capital Corporation, as the initial note A-4 holder, German American Capital Corporation, as the initial note A-5 holder, and German American Capital Corporation, as the initial note A-6 holder.
99.10	Co-lender Agreement, dated as of March 16, 2016, between German American Capital Corporation, as the initial note A-1 holder, and German American Capital Corporation, as the initial note A-2 holder.
99.11	Co-lender Agreement, dated as of March 16, 2016, between German American Capital Corporation, as the initial note A-1 holder, and German American Capital Corporation, as the initial note A-2 holder.
99.12	Co-lender Agreement, dated as of March 16, 2016, between German American Capital Corporation, as the initial note A-1-A holder, German American Capital Corporation, as the initial note A-1-B holder, German American Capital Corporation, as the initial note A-2 holder, German American Capital Corporation, as the initial note A-3 holder, and German American Capital Corporation, as the initial note A-4 holder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation
By:/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: Managing Director

By: /s/ Matt Smith
Name: Matt Smith
Title: Director

Date: March 16, 2016

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of March 3, 2016, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., KeyBanc Capital Markets Inc., Jefferies LLC and Academy Securities, Inc.
4.1	Pooling and Servicing Agreement, dated as of March 1, 2016, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
36.1	Depositor's Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated March 4, 2016, which such certification is dated March 4, 2016
99.1	Mortgage Loan Purchase Agreement, dated and effective March 3, 2016, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
99.2	Mortgage Loan Purchase Agreement, dated and effective March 3, 2016, between Deutsche Mortgage & Asset Receiving Corporation and KeyBank National Association.
99.3	Mortgage Loan Purchase Agreement, dated and effective March 3, 2016, between Deutsche Mortgage & Asset Receiving Corporation and Jefferies LoanCore LLC.
99.4	Primary Servicing Agreement, dated as of March 1, 2016, between Wells Fargo Bank, National Association and KeyBank National Association.
99.5	Pooling and Servicing Agreement, dated as of February 1, 2016, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
99.6	Co-lender Agreement, dated as of December 4, 2015, between Jefferies LoanCore LLC, as the initial note A-1 holder, and Jefferies LoanCore LLC, as the initial note A-2 holder.
99.7	Co-lender Agreement, dated as of February 10, 2016, between German American Capital Corporation, as the initial note A-1 holder, and German American Capital Corporation, as the initial note A-2 holder.
99.8	Co-lender Agreement, dated as of March 16, 2016, between German American Capital Corporation, as the initial note A-1 holder, and German American Capital Corporation, as the initial note A-2 holder.

99.9	Co-lender Agreement, dated as of March 16, 2016, between German American Capital Corporation, as the initial note A-1 holder, German American Capital Corporation, as the initial note A-2 holder, German American Capital Corporation, as the initial note A-3 holder, German American Capital Corporation, as the initial note A-4 holder, German American Capital Corporation, as the initial note A-5 holder, and German American Capital Corporation, as the initial note A-6 holder.
99.10	Co-lender Agreement, dated as of March 16, 2016, between German American Capital Corporation, as the initial note A-1 holder, and German American Capital Corporation, as the initial note A-2 holder.
99.11	Co-lender Agreement, dated as of March 16, 2016, between German American Capital Corporation, as the initial note A-1 holder, and German American Capital Corporation, as the initial note A-2 holder.
99.12	Co-lender Agreement, dated as of March 16, 2016, between German American Capital Corporation, as the initial note A-1-A holder, German American Capital Corporation, as the initial note A-1-B holder, German American Capital Corporation, as the initial note A-2 holder, German American Capital Corporation, as the initial note A-3 holder, and German American Capital Corporation, as the initial note A-4 holder.